Exhibit 99.1
Press Release

For Immediate Release
February 5, 2010
Brooks Automation Reports First Quarter Financial Results
Chelmsford, Massachusetts February 5, 2010 — Brooks Automation, Inc. (Nasdaq: BRKS) announced financial results for the Company’s first quarter of fiscal year 2010 ended on December 31, 2009.
Revenues for the first quarter of fiscal 2010 were $106.2 million, compared to revenues of $73.4 million in the first quarter of fiscal 2009, an increase of 44.6%. Sequentially, revenues grew 65.7% from fourth quarter of fiscal 2009 revenues of $64.1 million.
Net loss attributable to Brooks Automation, Inc. for the first quarter of fiscal 2010 was $2.8 million, or $0.04 per diluted share. Excluding special charges totaling $1.7 million, the non-GAAP Net loss attributed to Brooks Automation, Inc. for the first quarter of fiscal 2010 was $1.1 million, or $0.02 per diluted share. Special charges recognized during the quarter were $1.5 million of restructuring charges, including a $1.2 million adjustment to correct prior period present value discounting of a multi-year facility related restructuring liability; and, a $0.2 million loss on liquidating a residual minority investment in a closely held Swiss public company. Excluding stock compensation expense of $0.6 million the adjusted Net income attributable to Brooks Automation was $0.4 million for the first quarter of fiscal 2010.
The fiscal 2010 first quarter results compare with a Net loss attributable to Brooks Automation of $35.1 million, or $0.56 per diluted share in the first quarter of the prior year. Sequentially, the Net loss attributable to Brooks Automation was $14.5 million or $0.23 per diluted share in the fourth quarter of fiscal 2009. Excluding special charges, the Net loss for the first quarter of the prior year was $29.8 million, or $0.48 per diluted share. Sequentially, the Net loss attributable to Brooks Automation for the fourth quarter of fiscal 2009, excluding special charges, was $14.0 million or $0.22 per diluted share. Special charges are identified in a table to this release.
Adjusted Earnings (Loss) before Interest, Tax, Depreciation and Amortization (“EBITDA”) for the first quarter of fiscal 2010 was $5.6 million, which compared to ($20.3) million in the prior year period and ($8.7) million in the fourth quarter of fiscal 2009. A reconciliation of non-GAAP measures to the most nearly comparable GAAP measure follows the consolidated statements of operations, balance sheets and statements of cash flows attached to this release.
The return to positive Adjusted EBITDA performance and effective working capital management resulted in net cash of $1.5 million being generated by operating activities. The Company closed the quarter with $111.4 million of cash and marketable securities.
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Brooks Automation, Inc. t 15 Elizabeth Drive t Chelmsford, Massachusetts 01824 t (978)262-2400 t www.brooks.com

Brooks Automation Reports First Quarter Financial Results.........page two
Commenting on recent activities, Robert J. Lepofsky, President and Chief Executive Officer of Brooks stated, “Order bookings and shipments accelerated throughout our first fiscal quarter which ended December 31, 2009. A number of customers added significant requirements to existing order commitments late in the quarter causing us to incur unusual expediting and transportation charges in the period. While certainly impacting our short-term financial results the additional costs enhanced our ability to meet very short order fulfillment times and further strengthened our reputation as a highly responsive business partner to key OEM customers in the semiconductor capital equipment sector. The higher than expected revenue surge and associated costs were most pronounced in our Extended Factory operations resulting in a 66% sequential increase in our total quarterly revenues but lower than normal incremental profit drop-thru. As expected we did return to profitable operations and positive cash flow in the month of December. Our customers are currently projecting strong demand over the course of the next several quarters and we believe that trend will translate into excellent financial performance for Brooks in the quarters ahead.
While the focus of our global manufacturing operations has been on meeting the current ramp in demand for semiconductor capital equipment our product and market development teams have been focused on securing design-in wins on new platforms and ensuring our position in targeted emerging markets. Of particular note is our continuing progress in the LED space which we expect will have a growing impact on our business later in 2010 and beyond. Finally in events concluded since the end of the quarter, we completed the acquisition of the intellectual property assets of a company exiting the automation business and we sold an IP package covering certain material handling product that no longer fits in the Brooks product portfolio.”
Brooks management will webcast its December quarter earnings conference today at 10:00 a.m. Eastern Time to discuss the attached quarterly results and business highlights. Analysts, investors and members of the media can access the live broadcast available on Brooks’ website at www.brooks.com. The call will be archived on this website for convenient on-demand replay until Brooks reports fiscal 2010 second quarter results in early May, 2010.
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About Brooks Automation, Inc.
Brooks is a leading worldwide provider of automation, vacuum and instrumentation solutions to the global semiconductor and related industries. Our products and services are meeting the needs of customers across a broad spectrum of applications and industries and the global semiconductor manufacturing sector is our largest served market. When demanding productivity and availability objectives are essential factors for success, customers throughout the world turn to Brooks Automation, Inc. For more information see www.brooks.com or email sales@brooks.com.
Brooks Automation, Inc. t 15 Elizabeth Drive t Chelmsford, Massachusetts 01824 t (978)262-2400 t www.brooks.com

Brooks Automation Reports First Quarter Financial Results.......page three
“Safe Harbor Statement” under Section 21E of the Securities Exchange Act of 1934
Some statements in this release are forward-looking statements made under Section 21E of the Securities Exchange Act of 1934. These statements are neither promises nor guarantees but involve risks and uncertainties, both known and unknown, that could cause Brooks’ financial and business results to differ materially from our expectations. They are based on the facts known to management at the time they are made. These forward-looking statements include statements regarding revenues, our profit and loss and cash flow expectations and our ability to achieve financial success in the future. Factors that could cause results to differ from our expectations include the following: volatility of the industries the Company serves, particularly the semiconductor industry; our possible inability to meet increased demand for our products due to difficulties in obtaining components and materials from our suppliers in required quantities and of required quality; the inability of customers to make payments to us when due; the timing and effectiveness of cost reduction and cost control measures; price competition; disputes concerning intellectual property; continuing uncertainties in global political and economic conditions and other factors and other risks that we have described in our filings with the Securities and Exchange Commission, including but not limited to our Annual Report on Form 10-K, current reports on Form 8-K and our quarterly reports on Form 10-Q. As a result we can provide no assurance that our future results will not be materially different from those projected. Brooks expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based. Brooks undertakes no obligation to update the information contained in this press release.
Contact:
Barbara Culhane
Corporate Marketing Manager
Brooks Automation, Inc.
978-262-2400
www.brooks.com
Brooks Automation, Inc. t 15 Elizabeth Drive t Chelmsford, Massachusetts 01824 t (978)262-2400 t www.brooks.com

BROOKS AUTOMATION, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)
(In thousands, except share and per share data)

	December 31,	September 30,
	2009	2009
Assets
Current assets
Cash and cash equivalents	$47,164	$59,985
Marketable securities	38,038	28,046
Accounts receivable, net	53,193	38,428
Insurance receivable for litigation	204	120
Inventories, net	89,763	84,738
Prepaid expenses and other current assets	10,464	9,872

Total current assets	238,826	221,189
Property, plant and equipment, net	71,391	74,793
Long-term marketable securities	26,157	22,490
Goodwill	48,138	48,138
Intangible assets, net	13,133	14,081
Equity investment in joint ventures	29,362	29,470
Other assets	2,684	3,161

Total assets	$429,691	$413,322

Liabilities and equity
Current liabilities
Accounts payable	$46,243	$26,360
Deferred revenue	4,097	2,916
Accrued warranty and retrofit costs	5,734	5,698
Accrued compensation and benefits	10,370	14,317
Accrued restructuring costs	4,786	5,642
Accrued income taxes payable	2,925	2,686
Accrued expenses and other current liabilities	11,716	12,870

Total current liabilities	85,871	70,489
Accrued long-term restructuring	2,263	2,019
Income taxes payable	11,035	10,755
Long-term pension liability	8,070	7,913
Other long-term liabilities	2,625	2,523

Total liabilities	109,864	93,699

Contingencies
Equity
Preferred stock, $0.01 par value, 1,000,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value, 125,000,000 shares authorized, 78,013,116 shares issued and 64,551,247 shares outstanding at December 31, 2009, 77,883,173 shares issued and 64,421,304 shares outstanding at September 30, 2009	780	779
Additional paid-in capital	1,798,235	1,795,619
Accumulated other comprehensive income	16,781	16,318
Treasury stock at cost, 13,461,869 shares at December 31, 2009 and September 30, 2009	(200,956)	(200,956)
Accumulated deficit	(1,295,426)	(1,292,631)

Total Brooks Automation, Inc. stockholders’ equity	319,414	319,129
Noncontrolling interest in subsidiaries	413	494

Total equity	319,827	319,623

Total liabilities and equity	$429,691	$413,322

Brooks Automation, Inc. t 15 Elizabeth Drive t Chelmsford, Massachusetts 01824 t (978)262-2400 t www.brooks.com

BROOKS AUTOMATION, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(In thousands, except per share data)

	Three months ended
	December 31,
	2009	2008
Revenues
Product	$91,521	$59,086
Services	14,676	14,360

Total revenues	106,197	73,446

Cost of revenues
Product	67,245	53,869
Services	12,706	13,189

Total cost of revenues	79,951	67,058

Gross profit	26,246	6,388

Operating expenses
Research and development	7,541	9,277
Selling, general and administrative	18,979	27,634
Restructuring charges	1,522	4,105

Total operating expenses	28,042	41,016

Operating loss	(1,796)	(34,628)
Interest income	328	897
Interest expense	16	126
Loss on investment	191	1,185
Other expense, net	197	38

Loss before income taxes and equity in earnings (losses) of joint ventures	(1,872)	(35,080)
Income tax provision	635	391

Loss before equity in earnings (losses) of joint ventures	(2,507)	(35,471)
Equity in earnings (losses) of joint ventures	(370)	301

Net loss	$(2,877)	$(35,170)
Add: Net loss attributable to noncontrolling interests	82	87

Net loss attributable to Brooks Automation, Inc.	$(2,795)	$(35,083)

Basic net loss per share attributable to Brooks Automation, Inc. common stockholders	$(0.04)	$(0.56)

Diluted net loss per share attributable to Brooks Automation, Inc. common stockholders	$(0.04)	$(0.56)

Shares used in computing loss per share
Basic	63,394	62,651
Diluted	63,394	62,651
Brooks Automation, Inc. t 15 Elizabeth Drive t Chelmsford, Massachusetts 01824 t (978)262-2400 t www.brooks.com

BROOKS AUTOMATION, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)
(In thousands)

	Three months ended
	December 31,
	2009	2008
Cash flows from operating activities
Net loss	$(2,877)	$(35,170)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	4,794	8,380
Stock-based compensation	1,517	1,524
Amortization of premium (discount) on marketable securities	136	(34)
Undistributed (earnings) losses of joint ventures	370	(301)
Gain on disposal of long-lived assets	—	(8)
Loss on investment	191	1,185
Changes in operating assets and liabilities, net of acquisitions and disposals:
Accounts receivable	(14,759)	26,330
Inventories	(5,163)	(3,252)
Prepaid expenses and other current assets	(834)	71
Accounts payable	19,902	(7,580)
Deferred revenue	1,199	(330)
Accrued warranty and retrofit costs	32	(237)
Accrued compensation and benefits	(2,834)	(1,201)
Accrued restructuring costs	(605)	890
Accrued expenses and other	413	(3,745)

Net cash provided by (used in) operating activities	1,482	(13,478)

Cash flows from investing activities
Purchases of property, plant and equipment	(461)	(5,084)
Purchases of marketable securities	(43,983)	(35,022)
Sale/maturity of marketable securities	29,853	22,533
Proceeds from the sale of investment	240	—

Net cash used in investing activities	(14,351)	(17,573)

Effects of exchange rate changes on cash and cash equivalents	48	(1,118)

Net decrease in cash and cash equivalents	(12,821)	(32,169)
Cash and cash equivalents, beginning of period	59,985	110,269

Cash and cash equivalents, end of period	$47,164	$78,100

Brooks Automation, Inc. t 15 Elizabeth Drive t Chelmsford, Massachusetts 01824 t (978)262-2400 t www.brooks.com

BROOKS AUTOMATION, INC.

Supplemental Information
(In thousands, except per share data)
(unaudited)
Notes on Non-GAAP Financial Measures:
The information in this press release is for: internal managerial purposes; when publicly providing guidance on future results; and as a means to evaluate period-to-period comparisons. These financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Management believes these financial measures provide an additional way of viewing aspects of our operations, that, when viewed with our GAAP results and the accompanying reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of our business. Management strongly encourages investors to review our financial statements and publicly-filed reports in their entirety and not rely on any single measure.
The press release includes financial measures which exclude the effects of charges associated with our non-cash impairment charges, restructuring programs and gains or losses on investments. Management believes these measures are useful to investors because it eliminates accounting charges that do not reflect Brooks’ day-to-day operations. A table reconciling income (loss) and diluted earnings (loss) per share is presented below:

	Quarter ended
	December 31, 2009		September 30, 2009		December 31, 2008
	$	per share	$	per share	$	per share

Net loss attributable to Brooks Automation, Inc.	$(2,795)	$(0.04)	$(14,490)	$(0.23)	$(35,083)	$(0.56)

Restructuring charges	1,522	0.02	513	0.01	4,105	0.07
Loss on investment	191	0.00	-	-	1,185	0.02

Adjusted net loss attributable to Brooks Automation, Inc.	(1,082)	(0.02)	(13,977)	(0.22)	(29,793)	(0.48)

Stock-based compensation	1,517	0.02	810	0.01	1,524	0.02

Adjusted net income (loss) attributable to Brooks Automation, Inc., excluding stock-based compensation	$435	$0.01	$(13,167)	$(0.21)	$(28,269)	$(0.45)

	Quarter ended
	Dec 31,	Sept 30,	Dec 31,
	2009	2009	2008

Net loss attributable to Brooks Automation, Inc.	$(2,795)	$(14,490)	$(35,083)

Less: Interest income	(328)	(640)	(897)
Add: Interest expense	16	196	126
Add: Income tax provision (benefit)	635	(85)	391
Add: Depreciation	3,846	4,187	4,156
Add: Amortization of completed technology	457	457	2,331
Add; Amortization of acquired intangible assets	491	371	1,893
Add: Stock-based compensation	1,517	810	1,524
Add: Restructuring charges	1,522	513	4,105
Add: Loss on investment	191	-	1,185

Adjusted EBITDA	$5,552	$(8,681)	$(20,269)

Brooks Automation, Inc. t 15 Elizabeth Drive t Chelmsford, Massachusetts 01824 t (978)262-2400 t www.brooks.com